UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

EPL Intermediate, Inc.
(Exact name of registrant as specified in its charter)
DE	333-115644	13-4092105
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3535 Harbor Boulevard, Suite 100		92626
Costa Mesa, California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

3333 Michelson Drive, Suite 550, Irvine, California 92612
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

In connection with the second closing under the Unit Purchase Agreement (the "Unit Purchase Agreement"), on January 30, 2008, Trimaran Pollo Partners, L.L.C. ("TPP") and the remaining members of TPP entered into Amendment No. 2 to the Second Amended and Restated Limited Liability Company Operating Agreement of TPP (the "Operating Agreement"), pursuant to which the officers of TPP were changed, references to ASP EPL L.L.C. ("ASP") were removed and Schedules A, B and C were amended to reflect the second closing.

The Operating Agreement is included as Exhibit 10.1 hereto and incorporated by reference herein.  The foregoing description of the Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the Operating Agreement.

Item 5.02(b)           Departure of Director.

Effective January 30, 2008, Glenn Kaufman, a Director of EPL Intermediate, Inc. (the "Company"), resigned his position as Director of the Company and its subsidiary, El Pollo Loco, Inc. ("EPL"), in connection with the sale by ASP of all of its membership units in TPP, the majority stockholder of Chicken Acquisition Corp. ("CAC"), the indirect, sole stockholder of the Company.  Mr. Kaufman served as Director of the Company and EPL as a designee of ASP.  ASP sold its membership units in TPP on January 30, 2008, in the second closing under the Unit Purchase Agreement (the "Unit Purchase Agreement"), by and among the Company, TPP, CAC, EPL, FS Equity Partners V, L.P., FS Affiliates V, L.P., Peter Starrett and certain members of TPP.

Item 5.03(a)           Amendment to By-Laws.

On January 30, 2008, in connection with Mr. Kaufman's resignation as a Director of the Company and EPL, the sole stockholder of the Company amended the By-Laws of the Company to provide that the number of Directors of the Company shall be no more than nine.

The Amended and Restated By-Laws of the Company are filed as Exhibit 3.1 hereto and incorporated by reference herein.  The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws.

Item  9.01           Financial Statements and Exhibits.

(d)           Exhibits

3.1 10.1
Amended and Restated By-Laws of EPL Intermediate, Inc., effective as of January 30, 2008.

Amendment No. 2 to Second Amended and Restated Limited Liability Company Operating Agreement of TPP, dated January 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC.

	By:	/s/ Jerry L. Lovejoy
	Name:	Jerry L. Lovejoy
	Title:	Senior Vice President and General Counsel
DATE: February 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1 10.1
Amended and Restated By-Laws of EPL Intermediate, Inc., effective as of January 30, 2008.

Amendment No. 2 to Second Amended and Restated Limited Liability Company Operating Agreement of TPP, dated January 30, 2008.